THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

4% CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

ACCREDITED INVESTORS ONLY

THIS AGREEMENT is made effective as of the _____day of _______________, 2009.

BETWEEN:

THE SUBSCRIBER LISTED ON THE EXECUTION PAGE TO THIS AGREEMENT

(hereinafter called the "Subscriber")

OF THE FIRST PART

AND:

DORAL ENERGY CORP., a Nevada corporation with a corporate office at West Wall, Suite 500, Midland, TX 79701

(hereinafter called the “Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1. DEFINITIONS

1.1 The following terms will have the following meanings for all purposes of this Agreement:

(a)	“Agreement” means this Subscription Agreement, and all schedules and amendments to the Agreement;

(b)	“Common Stock” means the shares of Common Stock in the capital of the Company, $0.001 par value per share;

(c)

“Conversion” means the conversion of all or any portion of the Convertible Note held by such holder into that number of Units as shall be equal to the principal amount and any accrued but unpaid interest on the Convertible Note divided by the Conversion Price as set out in the Terms and Conditions set out in Schedule B hereto;

(d)	“Convertible Notes” means the 4% convertible note due on June 30, 2010, in the form attached as Schedule A hereto and subject to the Note Terms;

(e)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(f)	“Offering” means the offering of the Convertible Notes by the Company;

(g)	“Note Shares” means the shares of Common Stock issuable upon Conversion of the Convertible Notes;

(h)	“Note Terms” means the Terms and Conditions of the Convertible Notes set out in Schedule B hereto;

(i)	“Purchase Price” means the purchase price payable by the Subscriber to the Company in consideration for the purchase and sale of the Convertible Notes in accordance with Section 2.1 of this Agreement;

(j)	“SEC” means the United States Securities and Exchange Commission;

(k)	“Securities Act” means the United States Securities Act of 1933, as amended;

(l)	“Subscriber” means the Subscriber executing the signature page to this Agreement;

(m)	“Unit” means a unit consisting of one (1) Note Share and one (1) Warrant;

(n)	“Warrant” means a share purchase warrant entitling the holder thereof to purchase one (1) Warrant Share at the Warrant Exercise Price for the Warrant Term;

(o)	“Warrant Exercise Price” means the exercise price of the Warrants as set out in the Note Terms;

(p)	“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants; and

(q)

“Warrant Term” means the period during which a Warrant may be exercised by the registered holder thereof, beginning on the date the Warrant is issued and ending at 5:00pm Pacific Time on the day that is three (3) years after the date the Warrant is issued, subject to the Company's right to accelerate the Warrant Ters as set out in the Note Terms.

1.2 All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2. PURCHASE AND SALE OF CONVERTIBLE NOTES

2.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company Convertible Notes in the principal amount set forth upon the signature page hereof for a Purchase Price equal to such principal amount. Upon execution, the subscription by the Subscriber will be irrevocable.

2.2 The Subscriber will complete the purchase of the Convertible Notes by delivering to the Company the following concurrently with the execution and delivery of this Agreement:

(a)

payment of the Purchase Price for the Convertible Notes by check, bank draft of cashier’s check payable to the Company, or such other form of payment as may be acceptable to the Company in its sole discretion; and

(b)	the Investor Qualification Form, in the form delivered by the Company to the Subscriber.

2.3 Upon execution by the Company, the Company agrees to sell such Convertible Notes to the Subscriber for the Purchase Price subject to the Company's right to sell to the Subscriber such lesser number of Convertible Notes as it may, in its sole discretion, deem necessary or desirable.

2.4 Any acceptance by the Company of this subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident. Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required that the lawyers for the Company may, in their sole discretion, deem necessary to ensure compliance with all securities laws and any other applicable laws.

2.5 Pending acceptance of this subscription by the Company, all funds paid by the Subscriber shall be deposited by the Company and immediately available to the Company for its corporate purposes. In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company. The Subscriber acknowledges and agrees that if the funds are advanced to the Company's legal counsel for the sole benefit of the Company and that the Company's legal counsel shall be entitled to release such funds to the Company upon the Company's instructions, and without any further authorization or instructions from the Subscriber.

2.6 The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page of this Agreement.

2.7 The Subscriber acknowledges and agrees that the subscription for the Convertible Notes and the Company's acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.8 The Subscriber agrees that all amounts due and owing under the Convertible Notes shall be subordinated to any and all indebtedness, liabilities, and other obligations of the Company existing prior to the issuance of the Convertible Notes (a “Prior Existing Debt”). The Subscriber agrees to execute any subordination agreements that may be requested by any creditor of any Prior Existing Debt.

3. RESTRICTED SECURITIES AGREEMENTS OF THE SUBSCRIBER

3.1 The Subscriber represents and warrants to the Company that the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

3.2 The Subscriber acknowledges that the Convertible Notes and the Note Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with an exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Subscriber in this Agreement.

3.3 The Subscriber agrees not to offer, sell, transfer, pledge or hypothecate the Convertible Notes, Note Shares, Warrants or the Warrant Shares, except pursuant to an effective registration under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act. The Subscriber agrees that the Company may refuse to register any sale or transfer of the Convertible Notes, Note Shares, Warrants or Warrant Shares not made pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

3.4 The Subscriber acknowledges and agrees that, unless an effective registration under the Securities Act is in place with respect to the Note Shares, Warrants and Warrant Shares such that those securities are not “restricted securities” under the Securities Act, all certificates representing the Convertible Notes, Note Shares, Warrants and Warrant Shares will be “restricted securities” under the Securities Act and will be endorsed with a legend substantially similar to the following in accordance with Regulation D of the Securities Act or such similar legend as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act:

“THESE SECURITIES AND THE SECURITIES TO BE ISSUED UPON CONVERSION HEREOF OR AS PAYMENT OF INTEREST HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE CONVERSION RIGHTS ATTACHED TO THESE SECURITIES MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN "ACCREDITED INVESTOR" PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT."

4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

The Subscriber covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Convertible Notes, Note Shares, Warrants and Warrant Shares to such Subscriber:

4.1 The Subscriber acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company. The Subscriber is an investor in securities of businesses in the development stage and acknowledges that the Subscriber is able to fend for himself/herself/itself, can bear the economic risk of the Subscriber's investment, and has such knowledge and experience in financial or business matters such that the Subscriber is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

4.2 If the Subscriber is not an individual, the Subscriber was not organized for the purpose of acquiring the Units.

4.3 The Subscriber has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company. The Subscriber has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with the Subscriber's legal and financial advisors. The Subscriber believes he/she/it has received all the information he/she/it considers necessary or appropriate for deciding whether to purchase the Convertible Notes, Note Shares, Warrants and Warrant Shares and that the Subscriber has had full opportunity to discuss this information with the Subscriber’s legal and financial advisors prior to executing this Subscription Agreement.

4.4 The Subscriber acknowledges that the offering of the Convertible Notes, Note Shares, Warrants and Warrant Shares by the Company has not been reviewed by the SEC and that the Convertible Notes, Note Shares, Warrants and Warrant Shares are being, and will be, issued by the Company pursuant to an exemption from registration under the Securities Act.

4.5 The Subscriber understands that the Convertible Notes, Note Shares, Warrants and Warrant Shares will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Subscriber represents that the Subscriber is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.6 The Convertible Notes, Note Shares, Warrants and Warrant Shares will be acquired by the Subscriber for investment for the Subscriber's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Convertible Notes, Note Shares, Warrants and Warrant Shares.

4.7 The Subscriber is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

4.8 This Agreement has been duly authorized, validly executed and delivered by the Subscriber.

4.9 The Subscriber has satisfied himself/herself/itself as to the full observance of the laws of the Subscriber's jurisdiction in connection with any invitation to subscribe for the Convertible Notes, Note Shares, Warrants and Warrant Shares or any use of this Agreement, including (i) the legal requirements within the Subscriber's jurisdiction for the purchase of the Convertible Notes, Note Shares, Warrants and Warrant Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Convertible Notes, Note Shares, Warrants and Warrant Shares; and (v) any restrictions on transfer applicable to any disposition of the Convertible Notes, Note Shares, Warrants and Warrant Shares imposed by the jurisdiction in which the Subscriber is resident.

5. REPRESENTATIONS BY THE COMPANY

5.1 The Company represents and warrants to the Subscriber that:

(a)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)

Upon Conversion of the Convertible Notes made in accordance with the Note Terms, the Note Shares and upon exercise of the Warrants made in accordance with the terms and conditions of the Warrants, the Warrant Shares, will be duly and validly issued, fully paid and non-assessable common shares in the capital of the Company.

6. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at West Wall, Suite 500, Midland, TX 79701, Attention: E. Willard Gray, II, Chief Executive Officer, and to the Subscriber at his/her address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.3 This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby submit to personal jurisdiction in the Courts of the State of Nevada for the enforcement of this Agreement and waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

6.4 The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Agreement and as of the date of this Agreement will survive the completion of the issuance of the Convertible Notes, Note Shares, Warrants and Warrant Shares. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of Convertible Notes, Note Shares, Warrants and Warrant Shares and the Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the

Company at West Wall, Suite 500, Midland, TX 79701, of any change in any statement or other information relating to the Subscriber set forth herein.

6.5 The obligations of the parties hereunder are subject to receipt of all applicable regulatory approvals.

6.6 The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Convertible Notes to the Subscriber shall be borne by the Subscriber.

6.7 Time shall be of the essence hereof.

6.8 This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

6.9 The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber and the Company and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Agreement shall not be assignable by any party without prior written consent of the other parties.

6.10 The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

6.11 Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.12 The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

6.13 The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

-- THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

6.14 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

AMOUNT OF NOTES SUBSCRIBED FOR:	$

INDIVIDUAL SUBSCRIBER:

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber:

Telephone Number of Subscriber:

CORPORATE SUBSCRIBER:

Signature of Authorized Signatory:

Name of Subscriber:

Name and Title of Authorized Signatory:

Address of Subscriber:

Jurisdiction of Incorporation of Subscriber:

Telephone Number of Subscriber:

ACCEPTED BY:
DORAL ENERGY CORP.

Signature Of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A

No.	U.S. $

DORAL ENERGY CORP.
(Incorporated under the laws of the State of Nevada)

4% CONVERTIBLE NOTE
DUE JUNE 30, 2010

(BEING ONE OF A SERIES OF CONVERTIBLE NOTES APPROVED BY RESOLUTION
OF THE DIRECTORS OF THE COMPANY DATED ___________________, 2009,
AND SUBJECT TO THE TERMS AND CONDITIONS (THE “TERMS”) THEREOF.)

FOR VALUE RECEIVED, DORAL ENERGY CORP. (herein referred to as the “Company”) promises to pay to or any subsequent registered holder hereof (the “Holder”), the principal sum of on or prior to June 30, 2010 (the “Maturity Date”), and to, subject the Terms of this Note, pay interest on the principal sum outstanding, at the rate of 4% per annum, calculated annually not in advance and payable on the Maturity Date. The principal and interest payable on this Note is payable, if converted in shares of the Company's Common Stock and warrants to purchase shares of Common Stock, or if not converted, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, to the person and at the address in whose name this Note is registered on the records of the Company regarding registration and transfer of the Notes (the "Note Register") on the business day immediately preceding the payment date. The forwarding of such payment shall constitute a payment hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum or number of shares of Common Stock and warrants so issued.

THIS NOTE is subject to the Terms established by Resolution of the Directors of the Company dated ___________________, 2009 creating the series of Notes, which are incorporated herein by reference. A copy of the Terms may be obtained by the Holder by contacting the Company at its principal executive office at West Wall, Suite 500, Midland, Texas, 79701, Telephone: (432) 789-1180.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

DORAL ENERGY CORP.

By: _________________________________
E. Willard Gray, II, CEO

THESE SECURITIES AND THE SECURITIES TO BE ISSUED UPON CONVERSION HEREOF OR AS PAYMENT OF INTEREST HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THE CONVERSION RIGHTS ATTACHED TO THESE SECURITIES MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN "ACCREDITED INVESTOR" PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

NOTICE OF CONVERSION

TO: DORAL ENERGY CORP.

The undersigned hereby irrevocably elects to convert Note No. ____ in the principal amount of $__________ (the “Note”) into shares of common stock (“Common Stock”) and warrants to purchase shares of Common Stock of DORAL ENERGY CORP. (the “Company”) according to the Terms of the Note, as of the date written below.

The undersigned represents and warrants to the Company that, as of the date hereof, the undersigned is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and that the shares of Common Stock issuable to the undersigned upon conversion of the Note are being acquired for investment purposes for the undersigned's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.

The undersigned agrees not to offer, resell, pledge or otherwise transfer the shares of Common Stock issuable to the undersigned upon conversion of the Note unless such offer, resale, pledge or transfer is made pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

DATE OF CONVERSION	AUTHORIZED SIGNATURE

AMOUNT OF CONVERSION	NAME

ADDRESS

CITY, STATE, ZIP CODE

*	No shares of Common Stock or warrants will be issued until the original Note(s) to be converted and the Notice of Conversion are received by the Company.

SCHEDULE B

TERMS AND CONDITIONS OF 4% CONVERTIBLE NOTES (THE “NOTES”) DUE JUNE 30, 2010 (THE “MATURITY DATE”) APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS OF DORAL ENERGY CORP. (THE “COMPANY”) DATED ______________________, 2009.

Section 1. Definitions. The following terms will have the following meanings:

     (a) “Additional Shares” means any shares of Common Stock issued or sold by the Company after the Note Issuance Date and prior to the exercise of the Conversion Rights, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock (i) issued upon exercise of the Conversion Rights, (ii) issued pursuant to any rights, options, warrants or other securities outstanding as of the Note Issuance Date, and (iii) issued pursuant to any employee or consultant incentive plan or pursuant to any rights, options, warrants or other securities issued pursuant to any employee or consultant incentive plan.

     (b) “Agreement” means the Subscription Agreement executed by the Company and the Subscriber for the Notes governed by these terms and conditions.

     (c) “Common Stock” means the shares of Common Stock in the capital of the Company, par value $0.001 per share.

     (d) “Conversion” means the conversion of all or any portion of the Notes held by a Holder into Note Shares and Warrants in accordance with the provisions of Section 5.

     (e) “Conversion Notice Deadline” has the meaning set out in Section 5.

     (f) “Conversion Rights” has the meaning set out in Section 5.

     (g) “Date of Conversion” has the meaning set out in Section 5.

     (h) “Excluded Registration” means a registration relating to the sale of securities to employees or consultants of the Company pursuant to a stock option, stock purchase or similar plan or to an SEC Rule 145 transaction, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities.

     (i) “Holder” means the person in whose name the Note is registered in the Note Register.

     (j) “Note Issuance Date” means the first date that Notes are issued by the Company.

     (k) “Note Shares” means the shares of Common Stock issuable upon exercise of the Conversion Rights.

     (l) “Note Register” means the records of the Company regarding the registration and transfer of the Notes.

     (m) “Outstanding Amount” means the total amount due and outstanding on a particular Note on account of the Principal Amount and any accrued but unpaid interest.

     (n) “Principal Amount” means the principal amount outstanding on the particular Note.

     (o) “Registrable Securities” means any and all Note Shares, Warrants or Warrant Shares issued or issuable upon the Conversion of the Notes or upon the exercise of the Warrants issued or issuable upon the Conversion of the Notes.

     (p) “Unit” means a unit consisting of one (1) Note Share and one (1) Warrant.

     (q) “Warrant” means a share purchase warrant entitling the registered holder thereof to purchase one (1) Warrant Share at the Warrant Exercise Price for the Warrant Term. The form of certificate for the Warrants and the terms and conditions applicable to the Warrant shall be substantially similar to that attached as Exhibit A hereto.

1

     (r) “Warrant Exercise Price” means $0.20 per share, subject to adjustment as set out in the terms and conditions of the Warrants.

     (s) “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

     (t) “Warrant Term” means the period during which a Warrant may be exercised by the registered holder thereof, beginning on the date the Warrant is issued and ending at 5:00 PM Central Time on the date that is three (3) years after the date the Warrant is issued, subject to the Company’s right to accelerate the Warrant Term as set out in terms and conditions of the Warrants.

Section 2. Note Denominations. The Notes are initially issuable in denominations of at least One Thousand ($1,000 U.S.) and integral multiples of $1.00 U.S. in excess thereof.

Section 3. Interest. Subject to exercise of the Conversion Rights, the Principal Amount outstanding shall earn interest at a rate of 4% per annum, calculated annually, not in advance, and payable on the Maturity Date. Subject to exercise of the Conversion Rights, after the Maturity Date the Principal Amount outstanding and any accrued and unpaid interest shall earn interest at a rate of 18% per annum, calculated annually, not in advance and payable on the Maturity Date.

Section 4. Sale, Transfer or Exchange. Except as otherwise provided for herein or in the Agreement executed by the Company and the subscriber for the Notes, the Notes, Note Shares, Warrants and Warrant Shares will not be registered under the Securities Act of 1933, as amended, (the "Act") and will be issued to the Holder pursuant to an exemption from the registration requirements of the Act upon representations and warranties made by the Holder in favor of the Company. The Notes, Note Shares, Warrants and Warrant Shares may not be offered, sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such securities or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act. Each certificate for the Notes, Note Shares, Warrants and Warrant Shares shall contain a legend on the face thereof setting forth the restrictions on transfer contained in these terms and conditions in a form deemed advisable by the lawyers for the Company to ensure compliance with the Act. By acceptance of any certificate representing the Notes, the Holder acknowledges and agrees that:

     (a) The Holder will only offer, sell, transfer, pledge or hypothecate the Notes , the Note Shares, the Warrants and the Warrant Shares in accordance with the provisions of the Act, pursuant to an effective registration under the Act, or pursuant to an available exemption from the registration requirements of the Act;

     (b) The Company will refuse to register any transfer of the Notes, the Note Shares , the Warrants or the Warrant Shares not made in accordance with the provisions of the Act, pursuant to an effective registration under the Act, or pursuant to an available exemption from the registration requirements of the Act;

     (c) The Holder will comply with all applicable securities legislation in addition to the Act to which the Holder is subject in selling or transferring the Notes, the Note Shares, the Warrants or the Warrant Shares and the Company will refuse to register any sale or transfer not made in compliance with all such other applicable securities legislation.

     (d) The Holder will not engage in hedging transactions unless such transactions are made in compliance with the Act; and

     (e) Except as set out herein, the Holder is not entitled to any registration rights with respect to the Notes, the Note Shares, the Warrants and the Warrant Shares.

Any Holder of a Note, by acceptance thereof, agrees to the representations, warranties and covenants herein.

Prior to due presentment to the Company for transfer of a Note, the Company and any agent of the Company may treat the person in whose name the Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not the Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 5. Conversion. The Holder of a Note shall have conversion rights as follows (the "Conversion Rights"):

     (a) Right to Convert. The Holder of a Note shall be entitled, at any time, at the office of the Company, to convert the whole, but not less than the whole, Outstanding Amount of that Note into that number of Units as shall be equal to the Outstanding Amount divided by the Conversion Price.

2

     (b) Conversion Price. Subject to any adjustments to the Conversion Price made in accordance with Section 5(i) and Section 5(j) herein, the Conversion Price shall be equal to $0.10 per Unit.

     (c) Mechanics of Conversion. In order to exercise the Conversion Rights, the Holder shall deliver a copy of the fully executed notice of conversion in the form on the rear of the certificate evidencing the Note (a "Notice of Conversion") to the Company at the office of the Company which notice shall specify the amount of the Note to be converted (together with a copy of the first page of the Note to be converted) prior to 5:00 PM, Central time (the "Conversion Notice Deadline") on the date of Conversion specified on the Notice of Conversion and (ii) surrender the original Note(s) to be converted; provided, however, that the Company shall not be obligated to issue certificates evidencing the Note Shares and Warrants issuable upon such conversion unless either the original Notes are delivered to the Company as provided above, or the Holder notifies the Company that such Note(s) have been lost, stolen or destroyed, together with any indemnity or security that the Company may reasonably require in respect thereof.

     (d) Delivery of Units upon Conversion. The Company shall issue and use commercially reasonable efforts to deliver within a reasonable time after delivery to the Company of a Note and Notice of Conversion, or after provision for security or indemnification required by Section 5(c) and Section 9, to such Holder of the Note at the address of the Holder on the books of the company, a certificate for the number of Note Shares and a certificate for the number of Warrants to which the Holder shall be entitled as aforesaid.

     (e) No Fractional Amounts. No fractional Note Shares or Warrants shall be issued upon conversion of a Note. Any fractional amounts resulting from the conversion of the Notes shall be rounded down to the nearest whole Note Share or Warrant.

     (f) Date of Conversion. The date at which conversion occurs (the "Date of Conversion") shall be deemed to be the date set forth in such Notice of Conversion, provided that the copy of the Notice of Conversion is delivered or faxed to the Company before the Conversion Notice Deadline, and (ii) that the original Notes to be converted are surrendered, and received by the Company within five (5) business days from the Date of Conversion. The person or persons entitled to receive the Note Shares and Warrants issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Note Shares and Warrants on such date. If the original Notes to be converted are not received by the Company within five business days after the Date of Conversion or if the facsimile of the Notice of Conversion is not received by the Company or its designated transfer agent prior to the Conversion Notice Deadline, the Notice of Conversion, at the Company’s option, may be declared null and void.

     (g) Automatic Conversion. Notwithstanding any other provision to the contrary, if, prior to the exercise of the Conversion Rights, all amounts due and outstanding under the terms of the Company’s $50,000,000 Senior First Lien Secured Credit Agreement with Macquarie Bank Limited dated as of July 29, 2008 (the “Macquarie Agreement”) have been repaid or otherwise discharged, then, ten (10) business days after the date on which all amounts due and outstanding under the terms of the Macquarie Agreement have been repaid or otherwise discharged, the Conversion Rights shall automatically be deemed to have been exercised by the Holder of the Notes without any action by the Holder of the Notes and whether or not the certificates representing the Notes are surrendered, or a Notice of Conversion is delivered, to the Company , provided that the Company shall not be obligated to deliver certificates representing the Note Shares, Warrants or Warrant Shares to which the Holder may be entitled until the Notes have been delivered to the Company as set out in Section 5(c).

     (h) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the Notes, such number of its shares of common stock as shall from time to time be sufficient to effect the conversion of all then outstanding Notes; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the conversion of all then outstanding Notes, the Company will immediately take such corporate action as may be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

     (i) Adjustment to Conversion Price Due to Stock Splits, Stock Dividends, Mergers or Consolidations.

(i) Adjustment Due to Stock Split, Stock Dividend, Etc. If at any time when the Notes are issued and outstanding, the number of outstanding shares of common stock is increased by a stock split, stock dividend, or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of common stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.

3

(ii) Adjustment Due to Merger, Consolidation, Etc. If at any time when the Notes are issued and outstanding, there shall be any merger, amalgamation, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of common stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the company or another entity, then the Holders of the Notes shall thereafter have the right to receive upon conversion of the Notes, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of common stock immediately theretofore issuable upon conversion, such stock and/or securities which the Holder would have been entitled to receive in such transaction had the Notes been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holders of the Notes to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Notes shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

     (j) Adjustments to Conversion Price for Subsequent Offerings . If, at any time after the Note Issuance Date but prior to the exercise of the Conversion Rights, the Company issues or sells Additional Shares in any transaction other than a transaction described in Section 5(i), for an Effective Price (as defined in this Section 5(j)) less than the Conversion Price (subject to adjustment for any events after the Note Issuance Date described in Section 5(i)), then the then existing Conversion Price shall be reduced, as of the day after the date such Additional Shares were issued or sold, to a price equal to the Effective Price.

     (i) Effective Price. For purposes of making any adjustment required under this Section 5(j), the “Effective Price” for a particular transaction means the number determined by the following formula:

     The total consideration received or deemed under this Section 5(j)
to have been received by the Company for the Additional Shares in the particular transaction
The total number of Additional Shares issued or sold by the Company in the particular transaction

(ii) Determination of Consideration. For the purpose of making any adjustment required under this Section 5(j):

(1) To the extent it consists of cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the amount of cash received by the Company for such issue or sale before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection therewith;

(2) To the extent it consists of property other than cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the fair value of that property as determined in good faith by the Company’s board of directors; and

(3) If Additional Shares are sold together with other stock or securities of the Company, or rights, options or other securities for the purchase of, or convertible into, Additional Shares or other stock or securities of the Company (collectively, the “Other Securities”) for consideration which covers both the Additional Shares and the Other Securities, the consideration received by the Company for the issue or sale of the Additional Shares shall be deemed to be the total amount of consideration received by the Company for the Additional Shares and such Other Securities, without any of such consideration allocation made to the Other Securities.

(4) Convertible Securities. For purposes of making any adjustment required under this Section 5(j), if rights, options or other securities for the purchase of, or convertible into, Additional Shares (collectively, the “Convertible Securities”), other than Convertible Securities outstanding as of the Note Issuance Date or Convertible Securities issued pursuant to any employee or consultant incentive plan, are issued or sold by the Company after the date this Warrant is issued:

(A) the Company shall be deemed to have issued the maximum number of Additional Shares issuable upon the exercise or conversion of such Convertible

4

Securities (the “Underlying Shares”) on the date such Convertible Securities were issued; and

(B) the Company shall be deemed to have received as consideration for the issuance of such Underlying Shares an amount equal to the sum of the total amount of consideration, if any, received by the Company for the issuance of such Convertible Securities (calculated in accordance with this Section 5(j)) plus the total exercise price or conversion price payable for the total amount of such Underlying Shares without regard to any cashless exercise, anti-dilution or other similar clauses.

     (k) Disputes as to Conversion Price Adjustments. Notwithstanding any other provision to the contrary, in the case of a dispute as the calculation of the Conversion Price as a result of any adjustment made in accordance with Section 5(i) or Section 5(j), the Company’s calculation shall be deemed conclusive absent manifest error.

Section 6. Piggyback Registration Rights. Subject to the conditions of this Section 6, if at any time following the issuance of the Notes , the Company (without any obligation to do so) propose to register (including for this purpose a registration effected by the Company for persons other than the Holder) any of its stock or other securities under the Act in connection with the public offering of such securities (other than an Excluded Registration), the Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within ten (10) days after delivery by international express courier of such notice by the Company, the Company shall, subject to the provisions of this Section 6, use all reasonable efforts to cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered.

     (a) Termination or Withdrawal of Registration Statement. The Company shall have the right to terminate or withdraw any registration statement initiated by it under this Section prior to the effectiveness of such registration statement, whether or not the Holder has elected to include any Registrable Securities in such registration statement.

     (b) Underwriters. In connection with any offering involving an underwriting of the Company’s securities, the Company shall not be required under this Section 6 to include any of the Holder’s Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with an underwriter or underwriters so selected, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If in any underwritten offering, the managing underwriters determine to limit the number of securities to be included in the offering on behalf of persons other than the Company, the Holder may include its proportionate number of Registrable Securities in the offering, the number of Registrable Securities so included to be apportioned pro rata among the selling holders according to the total amount of securities entitled to be included therein owned by each selling holder or in such other proportions as shall mutually be agreed to by such selling holders..

Section 7. Events of Default and Notices Thereof. The term "Event of Default" includes any one of the following: (i) failure of the Company to pay interest or principal when due; (ii) failure of the Company to perform any other covenant herein for 45 days after notice; and (iii) events of bankruptcy or insolvency of the Company.

Section 8. Modification and Waiver. Modification and amendment of the Notes may be made by the Company with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes, provided that no such modification or amendment may, without the consent of the Holder of each Note affected thereby (i) change the stated Maturity Date, (ii) reduce the Principal Amount of, or the rate of interest on, any Note, (iii) change the currency of payment of the Principal Amount of or interest on any Note, (iv) reduce the above-stated percentage of Holders of Notes necessary to modify or amend the Notes or (v) modify any of the foregoing provisions or reduce the percentage of outstanding Notes necessary to waive any covenant or past default. Holders of not less than a majority in principal amount of the outstanding Notes may waive any covenant or past defaults (see "Events of Default and Notice Thereof"). An amendment to the Notes may not adversely affect the rights under the subordination provisions of the Holders of any issue of Senior Indebtedness without the consent of such Holders.

Section 9. Lost or Stolen Notes . Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a Note, and (in the case of loss, theft or destruction) indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Note, if mutilated, the Company shall execute and deliver new Note(s) of like tenor and date.

5

Section 10. No Voting Rights. The Notes shall not entitle the Holders thereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend meetings of stockholders or any other proceedings of the Company.

Section 11. Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of Nevada U.S.A. without giving effect to the principles of conflicts of laws, except for matters arising under the Act or the Securities Exchange Act of 1934, as amended, which matters shall be governed by and construed in accordance with such laws or matters relating to realization on the security which shall be governed by the laws of the jurisdiction under which such security is located.

Section 12. Business Day Definition. For purposes hereof, the term "business day" shall mean any day on which banks are generally open for business in the State of Nevada, USA and excluding any Saturday and Sunday.

Section 13. Notices . Any notice or other communication required or permitted to be given hereunder shall be given as provided herein or delivered against receipt if to (i) the Company at 415 West Wall, Suite 500, Midland, TX 79701, Facsimile No: (888) 311-8708 and (ii) the Holder of a Note, to such Holder at its last address as shown on the Note Register (or to such other address as the party shall have furnished in writing as its new address to be entered on the Note Register (which address must include a facsimile number) in accordance with the provisions of this Section 10). Any notice or other communication needs to be made by facsimile and delivery shall be deemed give, except as otherwise required herein, at the time of transmission of said facsimile. Any notice given on a day that is not a business day shall be effective upon the next business day.

Section 14. Waiver of any Breach to be in Writing. Any waiver by the Company or the Holder of a Note of a breach of any provision of the Note shall not operate as, or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the Note. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of the Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Note. Any waiver must be in writing.

Section 15. Unenforceable Provisions. If any provision of a Note is invalid, illegal or unenforceable, the balance of the Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Section 16. Prepayment . The Company shall not have the right to pay any principal or interest until on the Notes until the date those amounts are due according to the original terms of the Notes .

Section 17. Subordination. All amounts due and owing under the Notes shall be subordinated to any and all indebtedness, liabilities, and other obligations of the Company existing prior to the Note Issuance Date (a “Prior Existing Debt”). The Holder shall execute any subordination agreements that may be requested by any creditor of any Prior Existing Debt.

6

EXHIBIT A
TO THE TERMS AND CONDITIONS OF 4% CONVERTIBLE NOTES DUE JUNE 30, 2010 APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS OF DORAL ENERGY CORP.

FORM OF WARRANTS

1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUAN T TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

DORAL ENERGY CORP.
A NEVADA CORPORATION

COMMON STOCK PURCHASE
WARRANT CERTIFICATE NUMBER «Warrant_Cert_No»

«IssueDate»

1. Issuance

THIS IS TO CERTIFY THAT, for value received, «NAME_OF_SUBSCRIBER_» of «Address_of_Subscriber» (the “Holder”), shall have the right to purchase from DORAL ENERGY CORP., a Nevada corporation (the “Corporation”), «Number_Units» («No_of_Warrants») fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on the «ExpireDay» day of «ExpireMonth», «ExpireYear» (the “Expiration Date”) at an exercise price of $0.20 per share (the "Exercise Price").

2. Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

3. Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4. Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

DORAL ENERGY CORP.	2
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

5. Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

6. Adjustments to Exercise Price for Stock Dividends, Stock Splits, Mergers, Recapitalizations, Etc.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(a)

If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(b)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(c)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(d)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

DORAL ENERGY CORP.	3
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

7. Adjustment to Exercise Price for Additional Share Issuances

If at any time and from time to time after the date this Warrant is issued, the Company issues or sells Additional Shares (as defined below) in any transaction other than a transaction described in Section 6 for an Effective Price (as defined below) less than the Exercise Price (subject to adjustment for any events after the date this Warrant is issued), then the existing Exercise Price shall be reduced, as of the day after such Additional Shares were issued or sold, to a price equal to the Effective Price.

(a)

Additional Shares. “Additional Shares” means any shares of Common Stock issued or sold by the Company, or deemed to be issued or sold pursuant to this Section 7, after the date this Warrant is issued, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock (i) issued upon exercise of this Warrant, (ii) issued pursuant to any rights, options, warrants or other securities outstanding as of the date this Warrant is issued, and (iii) issued pursuant to any employee or consultant incentive plan or pursuant to any rights, options, warrants or other securities issued pursuant to any employee or consultant incentive plan.

(b)

Effective Price. For purposes of making any adjustment required under this Section 7, the “Effective Price” for a particular transaction means the number determined by the following formula:

 The total consideration received or deemed under this Section 7 to have been received by the Company for the Additional Shares in the particular transaction
The total number of Additional Shares issued or sold, or deemed to be issued or sold pursuant to this Section 7, in the particular transaction

(c)	Determination of Consideration. For the purpose of making any adjustment required under this Section 7:

(i)

To the extent it consists of cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the amount of cash received by the Company for such issue or sale before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection therewith;

(ii)

To the extent it consists of property other than cash, the consideration received by the Company for any issue or sale of Additional Shares shall be deemed to be the fair value of that property as determined in good faith by the Company’s board of directors;

(iii)

If Additional Shares are sold together with other stock or securities of the Company, or rights, options or other securities for the purchase of, or convertible into, Additional Shares or other stock or securities of the Company (collectively, the “Other Securities”) for consideration which covers both the Additional Shares and the Other Securities, the consideration received by the Company for the issue or sale of the Additional Shares shall be deemed to be the total amount of consideration received by the Company for the Additional Shares and such Other Securities, without any of such consideration allocation made to the Other Securities.

DORAL ENERGY CORP.	4
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

(d)

Convertible Securities. For purposes of making any adjustment required under this Section 7, if rights, options or other securities for the purchase of, or convertible into, Additional Shares (collectively, the “Convertible Securities”), other than Convertible Securities outstanding as of the date this Warrant is issued or Convertible Securities issued pursuant to any employee or consultant incentive plan, are issued or sold by the Company after the date this Warrant is issued:

(i)

the Company shall be deemed to have issued the maximum number of Additional Shares issuable upon the exercise or conversion of such Convertible Securities (the “Underlying Shares”) on the date such Convertible Securities were issued; and

(ii)

the Company shall be deemed to have received as consideration for the issuance of such Underlying Shares an amount equal to the sum of the total amount of consideration, if any, received by the Company for the issuance of such Convertible Securities (calculated in accordance with this Section 7) plus the total exercise price or conversion price payable for the total amount of such Underlying Shares without regard to any cashless exercise, anti-dilution or other similar clauses.

Notwithstanding any other provision to the contrary, in the case of a dispute as to the calculation of the Exercise Price as a result of any adjustment made in accordance with Section 6 or Section 7, the Company’s calculation shall be deemed conclusive absent manifest error.

8. Transfer to Comply with the Securities Act and Other Applicable Securities Legislation

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this Warrant and/or the stock purchasable hereunder. By acceptance of this certificate, the Holder acknowledges and agrees that:

(a)

The Holder is acquiring the Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(b)

The Holder does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(c)	The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(d)	The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

DORAL ENERGY CORP.	5
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

(e)	The Shares were offered to the Holder in direct communication between the Holder and the Corporation and not through any advertisement of any kind;

(f)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

Unless an effective registration under the Securities Act is in place with respect to the Warrant Shares such that those securities are not “restricted securities” under the Securities Act, all certificates representing the Warrant Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

9. Warrant Acceleration

At any time and from time to time after the date this Warrant is issued, the Company shall have the right to accelerate the expiration date of the Warrants (the “Acceleration Right”) if:

(a)	A registration statement has been filed by the Company for the sale or resale of the Warrant Shares pursuant to the Securities Act and such registration statement has been declared effective;

(b)

The closing price for the Company’s common stock on the principal exchange or market on which the Company’s Common Stock trades is equal to or greater than $1.00 per share (subject to adjustment for forward or reverse stock splits, recapitalizations, stock dividends or other changes to the Company’s corporate or capital structure) for each of the 10 consecutive Trading Days prior to the date that the Company exercises the Acceleration Right (the “10 Day Period”); and

(c)	The total trading volume for the Company’s Common Stock on the principal exchange or market on which the Common Stock trades over the 10 Day Period is equal to or greater than 1,000,000 shares.

“Trading Day” means any day on which the principal exchange or market on which the Company;s Common Stock trades is open.

To exercise the Acceleration Right, the Company shall send written notice (an “Acceleration Notice”) of its intention to so exercise the Acceleration Right to the Holder within 5 business days after the end of

DORAL ENERGY CORP.	6
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

the particular 10 Day Period. If the Company exercises the Acceleration Right, the Warrants shall expire at 5:00 PM Pacific time on the day that is 15 calendar days after the date that the Company first sends the Acceleration Notice to the Holder.

10. Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

11. Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	DORAL ENERGY CORP.
Attention: Willard Everett Gray, III
415 West Wall, Suite 500
Midland, TX 79701

Tel: (432) 789-1180

with a copy to:	O’NEILL LAW GROUP PLLC
Attention: Christian I. Cu
435 Martin Street, Suite 1010
Blaine, Washington 98230

Fax: (360) 332-2291

HOLDER:	At the address set forth above.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

DORAL ENERGY CORP.	7
Common Stock Purchase
Warrant Certificate «Warrant_Cert_No»

12. Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

DORAL ENERGY CORP.
by its authorized signatory:

__________________________________________
Willard Everett Gray, III
Chief Executive Officer

NOTICE OF EXERCISE FORM

TO:	DORAL ENERGY CORP.
A Nevada Corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for shares (the “Shares”) of the common stock of Doral Energy Corp. referred to in the Common Stock Purchase Warrant Certificate «Warrant_Cert_No» surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)	The Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);

(b)

The Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(c)

The Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non -occurrence of any predetermined event or circumstance;

(d)	The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;

(e)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;

(f)	The Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(g)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(h)

This subscription form will also confirm the Subscriber’s agreement that, unless an effective registration under the Securities Act is in place with respect to the Warrant Shares such that those securities are not “restricted securities” under the Securities Act, that the following apply:

(i)

the Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary.

(ii)

Only the Corporation can take action to register the Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

	(iii)	The certificates representing the Shares will be endorsed with a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

	(iv)	The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the Securities Act.

Please deliver a share certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this ____ day of ______________________, __________.

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber: